SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2005
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
19 West McKinley Street, Mayaguez, Puerto Rico 00680

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:      (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 2.02. Results of Operations and Financial Condition.
On October 21, 2005, W Holding Company, Inc. issued a press release announcing its results of operations for the three and nine months ended September 30, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press release of the company, dated October 21, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Ricardo Hernandez Ricardo Hernandez
Chief Financial Officer
Date: October 21, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the company, dated October 21, 2005